[LOGO OF ING LEASE APPEARS HERE]

ING LEASE POLSKA

                             MASTER LEASE AGREEMENT
                             ----------------------

This MASTER LEASE AGREEMENT, has been executed in Warsaw on September 29, 1997 by and between:

(1) ING LEASE (POLSKA) SP. Z O.O, having its registered seat in Warsaw, ul. Emilii Plater 28, 00-688 Warsaw (the "Lessor"), represented by Martin M. Kok, General Manager, Del R. Chandler, Sales Director Corporate Market; and

(2) BANKOMAT 24 / EURONET SP. Z O.O., having its registered seat in Warsaw, al. Jerozolimskie 65 / 79, 00-697 Warsaw (the "Lessee"), represented by Dennis
     H. Depenbusch, Managing Director.


                                    RECITALS
                                    --------

WHEREAS, the Lessor is engaged in the leasing of bankomats (ATMs); and

WHEREAS, the Lessee wishes to lease such equipment from the Lessor; and

WHEREAS, the Lessor and the Lessee wish to enter into a relationship whereby the Lessee would lease the equipment from the Lessor;

NOW THEREFORE, the parties to this Master Lease Agreement have agreed as follows:


                                    ARTICLE I
                                    ---------
                               GENERAL PROVISIONS
                               ------------------

 1.1. Subject to the terms and conditions set forth in this Agreement, the Lessor hereby agrees to purchase and make available on lease to the Lessee the lease objects selected by the Lessee in accordance with provisions of the Article II below and the Lessee hereby agrees to accept from the Lessor such lease objects on lease.

 1.2 The Lessee hereby confirms that it has read and is in full agreement with all the provisions of the General Conditions of Operating Lease of ING Lease (Polska) Sp. z o.o. (the "General Conditions of Operating Lease"), being annexed to this Agreement and hereby agrees that the General Conditions of Operating Lease apply to and form a part of this Agreement. The parties agree to the following exceptions and revisions in the General Conditions:

        Clause 1        -The parties agree that the term "Lease Documents" shall
        also include the Master Lease Agreement"

        Clauses
        3.5(a)
        3.5(b)
        3.5(d)         - not applicable

                                                        Master Lease Agreement
                                                                        Page 2

[LOGO OF ING LEASE APPEARS HERE]

ING LEASE POLSKA


       Clause 6.1        - the parties agree that the ATMs will be affixed
                         to real estate where site agreements confirm that the landowner has no title to ATM's.

       Clause 6.3        - the parties agree that only the registration
                         number to be provided to the Lessor.

       Clause 8.1        - the parties agree that the leased objects will be
                         used exclusively by the Lessee except for the use by third parties in the normal usage of the machine.

       Clause 8.2        - the parties agreed to the Territory of Poland, as
                         long as the Lessor is notified of exact location.

       Clause 8.3        - at the end the following phrase shall be added:
                         "except as it relates to it intended use".

       Clauses 9.2
       and 9.3 - added: "the Lessee will provide the Lessor with the name and address of a maintenance company.

       Clause 9.3,
       9.4, & 9.5        - the parties agree that the Lessee has the right to
                         choose the insurer, with the approval of the Lessor.

       Clause 9.5(d)     - the parties agree that Lessee may renew it's
                         insurance contracts on an annual basis.

       Clause 9.5 (e)    - added: "the Lessor will be the sole beneficiary with
                         respect to the lease objects in question".

       Clause 9.6        - the parties agree that since notice of cancellation
                         from the Lessee's insurance company is required notification of every insurance payment is not required.

       Clause 9.7        - the parties agree that minor repairs of card readers
                         will be deemed normal maintenance.

       Clause 9.9 (b)    - replaced with: "the aggregate of all principal
                         portions of the remaining part of the entire lease period and the estimated market value.

       Clause l0         - excluded.

       Clause 11         - the parties agree this clause will be in force only
                         after 7 (seven) working days after the occurrence of any of the events referred therein.

       Clause l3.1       - added: "Unless in the reasonable opinion of the
                         lessor an immediate inspection is necessary. Such inspection will not interfere with the normal operation of the lease object.

                                                        Master Lease Agreement
                                                                        Page 3

[LOGO OF ING LEASE APPEARS HERE]

ING LEASE POLSKA

       Clause 14         - the parties agree that the amounts of the offered
                         lease payments should not excess current market rates.

       Clause l6         - the parties agree that the Lessor may require
                         additional security upon the occurrence of any of the events listed in Clause 11.1 of the General Conditions.

        Clause l6 (I)
        and (J)          - removed.


         1.3      In this Master Lease Agreement:

          (a) unless the context otherwise requires, words denoting the singular include the plural and vice-versa;

          (b) references to a specified Article, Section or Exhibit shall be construed as a reference to that specified Article, Section or Exhibit of this Master Lease Agreement;

          (c) the headings are inserted for convenience of reference only and shall not affect the interpretation of this Master Lease Agreement.

          (d) unless this Master Lease Agreement provides expressly otherwise, all terms used herein shall have the meaning defined in the Lease Agreements (as defined in Section 2.l below) and the General Conditions of Operating Lease of ING Lease (Polska)
           Sp. zo.o..

                                   ARTICLE II
                                   ----------
                LEASE AGREEMENTS, LEASE OBJECT AND INITIAL VALUE
                ------------------------------------------------

 2.1 Subject to the terms and conditions of this Master Lease Agreement, in order to lease assets the parties to this Master Lease Agreement shall conclude Operating Lease Agreements in the substance and form annexed to this Master Lease Agreement as Exhibit 1 ("Lease Agreements"). Such Lease Agreements can be concluded only if a total value of assets to be leased by the Lessee under a single Lease Agreement is not lower than a countervalue of USD 200,000.00 (two hundred thousand US Dollars) (app. PLN 700,000.00 presently) (exclusive VAT) and provided that the value of a single asset to be leased is not lower than a countervalue of USD
         15.000 (fifteen thousand US Dollars) (app. PLN 52.500.00 presently) (exclusive VAT). The USD/PLN exchange rate (sell) of ING Bank Warsaw Branch will be applicable for the purpose of above mentioned calculation. The total net price of assets to be leased under this Master Lease Agreement should not exceed a PLN equivalent of DEM 3,615,000.00 (three million six hundred fifteen DEM) ("Lease Facility Amount").

 2.2. The Lease Agreement will be concluded every time according to the substance and form annexed to this Agreement as Exhibit No 1, unless both parties agree and sign a Lease Agreement in a different substance and/or form. Then, in the event of a conflict between the provisions of such a Lease Agreement and the provisions of this Master Lease Agreement, the provisions of the Lease Agreement shall prevail.

                                                        Master Lease Agreement
                                                                        Page 4

[LOGO OF ING LEASE APPEARS HERE]

ING LEASE POLSKA


2.3. Only Bankomats (ATMs) will be purchased by the Lessor under this Master Lease Agreement and will be the object of any Lease Agreement.

2.4. Lessor will pay the purchase price to the Supplier after the Record of Delivery is signed by the Lessee.

2.5. Non performance under any of the Lease Agreements will be understood as non performance under all Lease Agreements.

2.6. During the period of this Master Lease Agreement and any Lease Agreement, the Lessee shall submit the following documents to the Lessor
       (a) every six months a copy of its monthly income tax reports and, if applicable, its annual statistical (F-02) and income tax reports - by April 30 of each calendar year, and
       (b) every six months a certificate from the appropriate tax office and social security administration confirming that the Lessee is not in delay of payment of any tax obligations or social security charges, and
       (c) in respect of each fiscal year, the annual balance sheet and profit and loss account with an auditor's opinion and report, if audit is required, and relevant resolutions approving these documents - within 2
       (two) weeks from their approval, but not later than 9 (nine) months from the end of such a fiscal year.

                                   ARTICLE III
                                   -----------
                               INITIAL LEASE VALUE
                               -------------------

Subject to Section 2.1 and 2.4 above, the purchase price for the equipment selected by the Lessee under this Master Lease Agreement will be paid to the suppliers by the Lessor directly against VAT invoices issued by the respective suppliers, until the Minimal Lease Value is reached, but no event later than 2
(two) months from the payment of the purchase price to a supplier ("Initial Lease Period") each time the Minimal Lease Value is reached, the Lessee shall enter forthwith into a Lease Agreement with the Lessor-however the Lessee will be separately invoiced for using of the equipment in accordance with Section 6.1
(b) and the provisions of the General Conditions shall apply mutatis mutandis to such a use.

                                   ARTICLE IV
                                   ----------
                                  LEASE PERIOD
                                  ------------

Each Lease Agreements concluded under this Master Lease Agreement shall be for a fixed period of 60 (sixty) months, which is the period of depreciation of the assets being the objects of such Lease Agreement unless the parties agree upon otherwise in writing.

                                    ARTICLE V
                                    ---------
                             EXTENSION OF THE LEASE
                             ----------------------

Provided that the Lessee for the basic lease period meets all its obligations under the Lease Documents, the Lessor shall, at the Lessee's written request for extension of the lease, delivered to the Lessor not later than two months prior to the date of expiration of the basic lease period, an offer to the Lessee to extend the term of the extension period and the amounts of the lease payments to be made by the Lessee during such extension period, determined by the Lessor in its absolute discretion,

                                                        Master Lease Agreement
                                                                        Page 5

[LOGO OF ING LEASE APPEARS HERE]

ING LEASE POLSKA

taking into account inter alia the estimated market value. The Lease Agreement so extended may be subject to further extension in accordance with the Lessors offer and on the basis of a new estimated market value. The provisions of the General Conditions shall apply to each Lease Agreement as extended pursuant to this Article V.

                                   ARTICLE VI
                                   ----------
                                    PAYMENTS
                                    --------

6.1.The Lessee hereby agrees to make the following payments to the Lessor with respect to each Lease Agreement concluded under this Master Lease Agreement:

(a) An expense payment of 1% (one percent) of the Lease Facility Amount, that is PLN 69,664,67 (sixty nine thousand six sixty four and 67/100
        PLN) payable to the Lessor directly upon signing of the offer letter arranging the lease facility with the Term Sheet subject to Credit Approval.

(b) An initial payment; which is a payment for using the lease objects between the delivery of the relevant lease object and signing of a Lease Agreements equal to interest accrued in that time at a rate applied by the Lessor for calculation of lease payments, the initial payment will be applied in case the purchase of a single lease object will not cause the execution of a single Lease Agreement according to Section 2.1 and
        Article III.

(c)     The following monthly lease payments:
        for the first 3 months DEM 0.00,
        for the next 9 months DEM 17.97 for each DEM 1,000.00, for the next 12 months DEM 20.06 for each DEM 1,000.00, for the next 36 months DEM 22.99 for each DEM 1,000.00 of the initial value expressed in DEM in the relevant Lease Agreement and as stated in each Lease Agreement

        The lease payments shall be made in arrears.

        The lease payments are calculated on the basis of then DEM interbank interest rates as at March 19, 1997. Should the interbank interest rate change on a drawdown date, the lease payments will be changed accordingly.

        The Lessor estimates that the estimated market value should amount to 2.00% of the initial value of the Bankomats (ATMs) upon expiration of the basic lease period.

(d) The cost of financing of a VAT amount on value, at the rate equal to WIBOR plus 2% payable for the period it takes the Lessor to reclaim the VAT from the tax authorities. The Lessee will be invoiced separately within 14 days after the Lessor received VAT amount.

        The Lessor has agreed that if the tax authorities pay the Lessor at half the statutory rate, the Lessee would then pay the difference between the WIBOR plus 2% and that paid by the tax authorities. Should it be subsequently determined that the delay in receiving the VAT was the result of negligence on the part of Lessor, the interest paid by the Lessee for such delay period would be refunded.

                                                        Master Lease Agreement
                                                                        Page 6

[LOGO OF ING LEASE APPEARS HERE]

ING LEASE POLSKA


6.2. All payment under this Master Lease Agreement and each Lease Agreement shall be made in PLN according to the exchange rate (sell) of ING Bank N.V. Warsaw Branch.

6.3. To each payment VAT should be added at the rate applicable at the time when the payments become due and shall be paid by the Lessee.

                                   ARTICLE VII
                                   -----------
                                    INSURANCE
                                    ---------

7.1. The Lessee will insure the lease object as long as any Lease Agreement entered under this Agreement is in force. The equipment leased under such a Lease Agreement is insured for the benefit of the Lessor in the insurance company provided by the Lessee and approved by the Lessor.

                                 ARTICLE VIII
                                 ------------
                                  SECURITIES
                                  ----------

8.1. As security for the timely and complete satisfaction of the lessee's obligations under this Master Lease Agreement, the Lease Agreements, the Lessee shall establish the following forms of security in favor of the
       Lessor:

       - The guarantee from EURONET SERVICES Inc., a Delaware corporation, traded on the USA Nasdaq under the symbol "EEFT", ("Euronet"), in favor of the Lessor, in the substance and form attached as Exhibit 2 ("Guarantee").

       - The guarantee will be secured by a grant of a security interest in an account of Euronet with UBM Bank, Kansas City, Missouri, ("UBM Bank") in favour of the Lessor, by blocked deposit account agreement in substance and form attached hereto as Exhibit 2 ("Blocked Deposit Account Agreement"). The Lessee will provide the Lessor with all documents pertaining to such account and what deposit services and costs are offered.

       On the later of September 29, 1997 or the signing of this Master Lease Agreement the Guarantor will deposit the amount of DEM 2,530,500.00 (two million five hundred thirty thousand and five hundred German mark) ("Blocked Funds") on the account mentioned above pursuant to the Blocked Deposit Account Agreement signed by Euronet, the Lessor and UBM Bank, subject to the provisions set forth below [condition (1)]. As a requirement of UMB Bank Euronet Services Inc. may deposit the equivalent of DEM 2,530,500.00 in USD.

(i) The Lessor agrees to release all or part of the blocked funds upon fulfillment of the conditions of release set forth below, as follows:

       The dates of the releases and corresponding amounts mentioned here under are respectively set and calculated based on the assumption, that the total facility is drawn in full. In case the total facility is not drawn within two months of commencement of this agreement, the lessor may adjust the repayment schedule pro rata parte.

                                                        Master Lease Agreement
                                                                        Page 7

[LOGO OF ING LEASE APPEARS HERE]

ING LEASE POLSKA


             -automatic release upon fulfillment of the Conditions of Release
             (b) and (g) mentioned here under on:

             01-Dec-l998           DEM 361.500.00
             01-May-1999           DEM 234,975.00
             01-Nov-1999           DEM 90,375.00
             01-May-2000           DEM 506,100.00
             01-Nov-2000           DEM 144,600.00
             01-May-2001           DEM 108,450.00

             -additional budget release upon fulfillment of the Conditions of Release (b), (c), (d), (f) and (g):
             01-May-2000           DEM 361,500.00
             01-Nov-2000           DEM 361,500.00

             -release of the remaining part of the Blocked Funds upon fulfillment of conditions (b), (c), (d), (e), (f) and (g):
             01-May-2001           DEM 361,500.00

(ii)         The Conditions of Release are:
(a) The guarantee of Euronet Services Inc. in favour of ING shall have been provided in a form satisfactory to ING, and shall be valid, binding and enforceable against Euronet Services Inc.; such guarantee to be in place until the expiry of the last existing lease granted by the Lessor pursuant to the Master Lease Agreement and/or any Operating Lease Agreement made pursuant thereto;
(b) All payments of principal shall have been made by the Lessee to the Lessor under the Master Lease Agreement, and under all Operating Lease Agreements in place pursuant thereto;
(c) Additional budget releases, from May 1, 2000, contingent upon Lessee achieving within 10% of projected P&L (Exhibit 3). Before the above mentioned date the releases are automatic. For the years 2000, 2001 and 2002 lessee will provide lessor with new projection.
(d)          Actual year-end releases on the basis of annual audited reports;
actual half-year releases on the basis of management reports.
(e) Actual total release of remaining deposit on May 31, 2001, if a P&L projection of the Lessee, in form or content to be agreed as between Lessor and Lessee, and to be submitted by Lessee and Lessor not later than 15 months prior to May 31, 2001, is met within an allowance of 10%. For the avoidance of doubt, if P&L projection cannot be so agreed, is not submitted within such timeframe, or such P&L projection is not met within permitted allowance, there should be no total release of remaining deposit on May 31, 2001.
(f) Budget release will only be permitted on condition that there will be no dividend payment to the Guarantor (Euronet Services Inc.), and on condition that the budgeted projections of the Lessee are met within an allowance of 10% of the projected P&L, as at the point in time of the intended release; and
(g) There shall have been no default under the Master Lease Agreement, under any Operating Lease Agreement, under the Guarantee of Euronet Services Inc., or under the Blocked Deposit Account Agreement, by either the Lessee or the Guarantor, which such default has not been cured to the satisfaction of the Lessor.

                                  ARTICLE IX
                                  ----------
                                  TERMINATION
                                  -----------

                                                        Master Lease Agreement
                                                                        Page 8

[LOGO OF ING LEASE APPEARS HERE]

ING LEASE POLSKA

9.1      This Master Lease Agreement may be terminated:

(a)      at any time by both parties upon mutual written agreement; or

(b)      by either party hereto upon three months' notice or.

(c) by the Lessor, after 7 working days, upon the occurrence of any of the event referred to in Clause 11.1 of the General Conditions (as stipulated in Article 1.2.11.

9.2. Notwithstanding any other provisions of this Master Lease Agreement, termination of this Master Lease Agreement shall not constitute the termination of any of the Lease Agreements nor shall affect in any way such Lease Agreements, which shall remain in force and effect.

                                   ARTICLE X
                                   ---------
                          GOVERNING LAW: ARBITRATION
                          --------------------------

10.1 This Master Lease Agreement shall be governed by and construed in accordance with the laws of the Republic of Poland. To all matters not regulated by this Agreement, the relevant provisions of the Polish Civil Code shall apply.

10.2 Any dispute arising out or in connection with this Master Lease Agreement shall be submitted to and resolved by the Arbitration Court at the National Chamber of Commerce (Krajowa Izba Gospodarcza) in Warsaw in accordance with its Rules.

                                  ARTICLE XI
                                  ----------
                                   EXHIBITS
                                   --------

11.1     The following Exhibits hereto are an integral part of this Master Lease
         Agreement:


         (a) Exhibit 1       Form of Operating Lease Agreement

         (b) Exhibit.2       Form of the Guarantee with apendixed Blocked
                             Deposit Account Agreement

         (c) Exhibit 3       Projected P&L

                                  ARTICLE XII
                                  -----------
                                 MISCELLANEOUS
                                 -------------

12.1     Entire Agreement
         ----------------

         This Master Lease Agreement constitutes the entire agreement and understanding between the parties of this Master Lease Agreement with respect to the subject matter contained herein and cancels and supersedes any and all prior representations, communications, negotiations, expressions of intentions, agreements and understandings with respect thereto.

                                                        Master Lease Agreement
                                                                        Page 9

[LOGO OF ING LEASE APPEARS HERE]

ING LEASE POLSKA


12.2    Severability - Waiver
        ---------------------

        If any provision of this Master Lease Agreement is or becomes illegal, invalid or unenforceable in any jurisdiction, it shall not affect or impair the legality, validity or enforceability in such jurisdictions of any other provisions of this Master Lease Agreement nor shall it affect or impair the legality, validity or enforceability in other jurisdictions of such provision or any other provisions of this Master Lease Agreement.

        The failure of any party of this Master Lease Agreement to insist upon the strict performance of any of the terms and conditions of this Mastre Lease Agreement or to exercise any of its rights under this Master Lease Agreement or law shall not be construed as a waiver of any such term or condition or right and shall not in any way effect the right of such party to enforce such term, condition or right.

12.3    Assignment
        ----------

        The Lessor has the right to assign, without the consent of the Lessee, all its rights and obligations under this Mastre Lease Agreement or any Lease Agreement to any third party, however the assignment of all rights and obligations under this Master Lease Agreements shall be construed as assignment of all rights and obligations under all Lease Agreements.

12.4    Notices
        -------

        Each notice, waiver and other communication or document made or delivered by one party to the other party or parties pursuant to this Master Lease Agreement shall be in the English language and Polish language.

        Any notice, waiver or other communication required to be given hereunder shall be in writing and shall be effected by registered letter, by delivery by hand or courier, accompanied by facsimile transmission to the facsimile number, as the case may be, of the party to be served therewith set out below (or to such other address or facsimile number as the person to be served shall have specified for such purpose in writing to the person who is to serve such notice or other communication), and shall be deemed to have been served when left at the address of the addressee:

        Notices to ING Lease:
        --------------------

        ING Lease (Polska) Sp. z o.o.
        ul. Emilii Plater 28
        00-688 Warsaw, Poland

        Fax:            630 38 59
        Attention:      Martin M. Kok

        Notices to BANKOMAT 24/EURONET Sp. z o.o..:
        -------------------------------------------

        BANKOMAT 24/EURONET Sp.z o.o.
        al. Jerozolimskie 65/79

                                                        Master Lease Agreement
                                                                       Page 10

[LOGO OF ING LEASE APPEARS HERE]

ING LEASE POLSKA

         00-697 Warsaw, Poland

         Fax:           630 68 72
         Attention:     Dennis H. Depenbusch

         Notices to Euronet Services Inc.
         --------------------------------

         Euronet Services Inc.
         c/o Al. Jerozolimskie 65/79
         00-697 Warsaw, Poland

         Fax:           630 68 72
         Attention:     Bruce S. Colwill

12.5     Filings
         -------

         Each party hereto agrees with the other party and undertakes to make such filings, recordings and registrations which are required to perfect or protect the rights and interest of such party hereunder and to execute, deliver, furnish, acknowledge to do and perform and to procure the doing of any act, conveyance and assurance which in the reasonable discretion of the Lessor is or may be appropriate or necessary under any applicable law to complete and consummate the transactions contemplated by this Master Lease Agreement.

12.6     Language - Counterparts
         -----------------------

         This Master Lease Agreement has been prepared in Polish and English version. In the event of a dispute the English version shall prevail. This Master Lease Agreement hereto have been executed in four originals: two in Polish and two in English, one language version for each party.



For and on behalf of [SIGNATURE APPEARS HERE]    For and on behalf of
ING Lease (Polska) Sp. z o.o.                    BANKOMAT 24/ EURONET Sp. z o.o.



/s/ Martin M. Kok
----------------------------                        ----------------------------
Martin M. Kok                                       Dennis H. Depenbusch
General Manager                                     Managing Director


/s/ Del R. Chandler
----------------------------
Del R. Chandler
Sales Director Corporate Market

[LOGO OF ING LEASE POLSKA APPEARS HERE]
ING LEASE POLSKA

[LOGO OF ING LEASE APPEARS HERE]

ING LEASE POLSKA









       Dated June 13, 1997





                           OPERATING LEASE AGREEMENT
                           -------------------------

                                No 300034/LD/0
                                --------------

[LOGO OF ING LEASE APPEARS HERE]


ING LEASE POLSKA





                           OPERATING LEASE AGREEMENT
                           -------------------------
 No.:  300034/LD/0

("Agreement") executed in Warsaw on June 13, 1997 by and between:

ING Lease (Polska) Spolka z ograniczona odpowiedzialnoscia having its seat in Warsaw, ul. Emilii Plater 28, hereinafter referred to as the "lessor", represented by:

Mertin M. Kok, General Manager; and

Krzysztof Bielecki, Sales and Marketing Director.

and

Bankomat 24 / Euronet Spolka z ograniczona odpowiedzialnoscia having its seat in Warsaw, al. Jerozolimskie 65/79, hereinafter referred to as the "lessee", represented by:

Dennis H. Depenbusch, Managing Director.

WHEREAS, on June 10, 1997, the perties entered into a Master Lease Agreement
----------------------------------------------------------------------------
        ("Master Lease Agreement")
         ------------------------

THE PARTIES DECLARE TO HAVE AGREED AS FOLLOWS:
----------------------------------------------

 1.    General provisions
       ------------------

 1.1. Subject to the terms and conditions set forth in this Agreement, the Master Lease Agreement and other Lease Documents, the lessor hereby agrees to purchase and make available on lease to the lessee the lease object selected by the lessee and described in Clause 2 below and the lessee hereby agrees to accept from the lessor such lease object on lease.

 1.2 The lessee hereby acknowledges that it has read and is in full agreement with all the provisions of the General Conditions of the Operating Lease of ING Lease (Polska) Sp. z o.o. annexed to this Agreement ("General Conditions") and hereby agrees that the General Conditions apply to and form part of this Agreement as if the same were set out in extenso herein subject to the exceptions and revisions stipulated in Clause 8.2 below. The parties agree that in the event of a conflict between the provisions of the General Conditions and the provisions of this Agreement, the provisions of this Agreement shall prevail.

 1.3 The term "zloty equivalent" as used in this Agreement shall be construed as the zloty (PLN) equivalent of the German mark (DEM) according to the exchange rate of ING Bank N.V. Warsaw Branch for the sale of German mark. In the event that the German mark ceases to be the lawful currency (legal tender) of Germany and is replaced by the EURO, then the "zloty equivalent"

                                                       Operating Lease Agreement
                                                                          Page 2


[LOGO OF ING LEASE APPEARS HERE]


ING LEASE POLSKA




       shall be the zloty equivalent of the EURO (according to the above mentioned rate of exchange) and the German mark amounts set out in this Agreement shall be converted from the German mark to the EURO according to the officially binding conversion rate; such replacement of the German mark by the EURO shall not be a reason for the termination, annulment, renouncement or other cancellation of this Agreement or of any revision of this Agreement or any prepayment of any amount due under this Agreement unless explicitly agreed in writing by the Parties.

 1.4. The lessee hereby declares that the lease object and the supplier of the lease object, described in Clause 2 below, have been selected and assessed by it and the lease object fully corresponds to its intended use at the lessee's business.

 1.5 This Agreement shall come into effect subject to the collective fulfillment of all the following conditions:

       (ii) the lessee has properly created the security required in Clause 5 below; and

       (ii)  the sale contract of the lease object has been concluded.

       This Agreement shall come into effect on the day when the final of all the conditions listed in the preceding sentence is satisfied,

 2.    Lease object
       ------------

 2.1.  Description of the lease object:
       35 Bankomats (ATMs):

       -5 pieces IBM banking machines
       Type:   4783 F 04 serial numbers: 4783 4112782
                                         4783 4112783
                                         4783 4112784
                                         4783 4112785
                                         4783 4112786

       -5 pieces IBM banking machines
       Type:  4788 00B serial numbers:   4788 4107020
                                         4788 4107021
                                         4788 4107022
                                         4788 4107023
                                         4788 4107024

       -25 pieces IBM banking machines
       Type: 4789 004 serial numbers:    4789 4112253         4789 4112266
                                         4789 4112254         4789 4112267
                                         4789 4112255         4789 4112268
                                         4789 4112256         4789 4112269
                                         4789 4112257         4789 4112270
                                         4789 4112258         4789 4112271

                                                       Operating Lease Agreement
                                                                          Page 3

[LOGO OF ING LEASE APPEARS HERE]



ING LEASE POLSKA
                                       4789 4112259       4789 4112272
                                       4789 4112260       4789 4112273
                                       4789 4112261       4789 4112274
                                       4789 4112262       4789 4112275
                                       4789 4112263       4789 4112276
                                       4789 4112264       4789 4112277
                                       4789 4112265

 2.2   Supplier of the lease object:
       IBM World Trade Corp.
       Old Orchard Road, Armonk,
       New York 10504, USA

 2.3 The lessee hereby agrees to take delivery of the lease object from the supplier described above in accordance with the conditions agreed separately by the lessee and the supplier.

 2.4   The initial value:
       The amount of PLN 2,333,735.36 (two million three hundred thirty three thousand seven hundred thirty five and 36/100 Polish Zlotys), which is an equivalent of DEM 1,251,668.20 (one million two hundred fifty one six hundred sixty eight and 20/100 German marks) according to exchange rate
       (buy) of ING Bank Warsaw of 13/06/1997.

 2.5   The estimated market value:

       The zloty equivalent of DEM 25,033.36 (twenty five thousand thirty three and 36/100 German mark) calculated on the date of elapse of the basic lease period, or on the date of expiration or termination of this Agreement as the case may be exclusive of VAT.

 2.6   The lease object shall be initially located at:
       to be specified by Lessee.

 3.    Basic lease period
       ------------------

       The lease under this Agreement is entered into for a fixed period of 60 (sixty) months, commencing on the date of signing of the Record of Delivery and Acceptance (as defined in the General Conditions) by the lessee and the supplier.

 4.    Lessee's Payments
       -----------------

 4.1 Subject to Clause 4.4 below, the lessee hereby agrees to make to the lessor the following payments in accordance with the relevant provisions of the General Conditions and the Master Lease Agreement:

       (a)    The following monthly lease payments:
              for the first 3 months DEM 0.00
              for the next 9 months DEM 22,561.24,
              for the next 12 months DEM 25,046.25,
              for the next 36 months DEM 28,773.76

                                                       Operating Lease Agreement
[LOGO OF ING LEASE APPEARS HERE]                                          Page 4

ING LEASE POLSKA


        The lease payments shall be made in arrears.

        The lease payments are calculated on the basis of then DEM interbank interest rates as at March 19, 1997. Should the interbank interest rate change on a drawdown date, the lease payments will be changed accordingly.

        Each of the payment is to be made in PLN being an equivalent of the relevant amount in DEM, calculated on the date of issuing of an invoice.

 4.2 The first lease payment is due and payable within 3 (three) month commencing as of the date of signing of the Record of Delivery and Acceptance.

        Each consecutive lease payment is due and payable each month on the day which corresponds in date to the day on which the Record of Delivery and Acceptance was signed.

 4.3 The lessee shall make all payments required under this Agreement to the lessor's bank account at ING Bank N.V.. Warsaw Branch, No. 18000005-27901, or any other bank account designated by the lessor to the lessee in writing.

 4.4 Value added tax shall be added to each of the expense payment, the initial payment and the lease payment (except for the guarantee deposit). The lessee declares that it is a registered payer of value added tax and its Tax Identification Number (NIP) is: 526-10-30-333 and that it irrevocably authorizes the lessor to issue during the entire lease period VAT invoices without the signature of an authorized representative of the lessee and, if for any reason any new authorization is required or needed in this respect, it agrees to promptly deliver such new authorization to the lessor.


5.      Security
        --------

The timely and complete satisfaction of the lessee's obligations under this Agreement, the General Conditions and other Lease Documents shall be secured

(a) as stipulated in Article VII of the Master Lease Agreement and

(b) by a blanc promissory note issued by the Lessee in favor of Lessor together with a promissory note declaration in the form and substance of Appendix No. 3 to this Agreement

6.      Insurance
        ---------
        The lessee shall insure the lease object pursuant to Clause 9.5 of the General Conditions. The equipment is insured for the benefit of the Lessor in the insurance company provided by the Lessee and approved by the Lessor

[LOGO OF ING LEASE APPEARS HERE]                       Operating Lease Agreement
                                                                          Page 5

ING LEASE POLSKA

7.      Reporting obligations of the Lessee
        -----------------------------------
        The Lessee shall submit the financial documents to the Lessor as stipulated in the Master Lease Agreement.

8.      Final provisions
        ----------------

8.1     The following Appendices hereto are an integral part of this Agreement:

        (a)  Appendix No. 1  General Conditions of Operating Lease of ING Lease
                             (Polska) Sp. z o.o.;

        (b)  Appendix No.2   A blanc promissory note declaration issued by
                             BANKOMAT 24 / EURONET SP. Z O.O.

        (c)  Appendix No.3   Guarantee issued by EURONET SERVICES Inc., A
                             Delaware corporation, traded on the USA Nasdaq under the symbol "EEFT" with annexed Blocked
                             Deposit Account Agreement.

8.2 This Agreement, together with the General Conditions and the other Lease Documents, constitutes the entire agreement and understanding between the parties as to the subject matter hereof. For the avoidance of doubt, the parties hereby confirm that at the date of this Agreement they are not in agreement with each other as to the sale or other transfer of title to the lease object to the lessee during or after the lease period. To any matter not regulated by this Agreement the provisions of the General Conditions shall apply. The parties agree to the exceptions and revisions in the General Conditions:

        Clause 1        -The parties agree that the term "Lease Documents"
         shall also include the "Master Lease Agreement"

        Clauses
        3.5 (a)
        3.5 (b)
        3.5 (d)         - not applicable

        Clause 6.1      - the parties agree that the ATMs will be affixed to
                        real estate where site agreements confirm that the landowner has no title to ATM's.

        Clause 6.3      - the parties agree that only the registration number to
                        be provided to the Lessor.

        Clause 8.1      - the parties agree that the leased objects will be used
                        exclusively by the Lessee except for the use by third parties in the normal usage of the machine.

[LOGO OF ING LEASE APPEARS HERE]                       Operating Lease Agreement
                                                                          Page 6

ING LEASE POLSKA

      Clause 8.2           - the parties agreed to the Territory of Poland, as
                           long as the Lessor is notified of exact location.

      Clause 8.3           - at the end the following phrase shall be added:
                           "except as it relates to it intended use".

      Clauses 9.2
      and 9.3              - added: "the Lessee will provide the Lessor with
                           the name and address of a maintenance company.
      Clause 9.3,
      9.4, & 9.5           - the parties agree that the Lessee has the right to
                           choose the insurer, with the approval of the Lessor.

      Clause 9.5(d)        - the parties agree that Lessee may renew it's
                           insurance contracts on an annual basis.

      Clause 9.5 (e)       - added: "the Lessor will be the sole beneficiary
                           with respect to the lease objects in question".

      Clause 9.6           - the parties agree that since notice of cancellation
                           from the Lessee's insurance company is required notification of every insurance payment is not required.

      Clause 9.7           - the parties agree that minor repairs of card
                           readers will be deemed normal maintenance.

      Clause 9.9 (b)       - replaced with: "the aggregate of all principal
                           portions of the remaining part of the entire lease period and the estimated market value.

      Clause l0            - excluded.

      Clause 11            - the parties agree this clause will be in force only
                           after 7 (seven) working days after the occurrence of any of the events referred therein.

      Clause l3.1          - added: "Unless in the reasonable opinion of the
                           lessor an immediate inspection is necessary. Such inspection will not interfere with the normal operation of the lease object.

      Clause 14            - the parties agree that the amounts of the offered
                           lease payments should not excess current market rates.

      Clause l6            - the parties agree that the Lessor may require
                           additional security upon the accurence of any of the events listed in Clause 11.1 of the General
                           Conditions.

      Clause l6 (I)
      and (J)              - removed.

[LOGO OF ING LEASE APPEARS HERE]                       Operating Lease Agreement
                                                                          Page 7

ING LEASE POLSKA


8.3 Any amendments to this Agreement shall not be valid unless made in written form.

8.4 This Agreement and the Appendices hereto have been executed in four originals: two in Polish and two in English, one of each language version for each party. In the event of any discrepancy between the Polish and English version, the English version shall prevail. The lessee hereby acknowledges that it has read and fully understands the English version of this Agreement and of all Appendices, including the General Conditions.


        For the lessor:                               For the lessee:

        /s/ Martin M. Kok                             [SIGNATURE APPEARS HERE]
        -------------------------                     --------------------------
        Martin M. Kok                                 Dennis H. Depenbush
        General Manager                               Managing Director

        /s/ Krzysztof Bielecki                       BANKOMAT 24/ EURONET
        -------------------------                          Sp.z o.o
        Krzysztof Bielecki                  00-697 W-wa, Al. Jerozolimskie 65/79
        Sales and Marketing Director            tel: 630-68-70, fax: 630-68-72
                                                        NIP: 526-10-30-333

[LOGO OF ING LEASE APPEARS HERE]

ING LEASE POLSKA


                                   ANNEX NO. 1
                        TO THE OPERATING LEASE AGREEMENT
                         NO 300034/LD/0 dated 13/06/1997

executed in Warsaw on June 16, 1997 by and between:

ING Lease (Polska) Sp. z o.o.
address: 00-688 Warsaw, ul. Emilii Plater 28, represented by:
Martin M. Kok - General Manager
Wim Steenkamer - Director Finance and Administration
hereinafter referred to as the Lessor
and
Bankomat 24/Euronet Sp. z o.o.
address: 00-697 Warsaw, Al. Jerozolimskie 65/79, represented by:
Dennis H. Depenbusch - Managing Director
hereinafter referred to as the Lessee


1. Due to the increase of the value of the lease object, the contract is changed as follows:
a) Starting from July 1997 monthly lease payments have been increased and there are as follows:
      for the first 3 months DEM 0.00
      for the next 9 months DEM 24.395,32
      for the next 12 months DEM 27.231,98
      for the next 36 months DEM 31.203,31

(exclusive of VAT) payable on 15th day of each consecutive month (60 payments).

b) Estimated Market Value of lease object is changed and is: DEM 27.150,05 (say: twenty seven thousand one hundred fifty and 05/100 German Mark)
      - exclusive of VAT.

All above mentioned amounts payable in PLN according to the lease contract.

2. All other conditions of the Operating Lease Agreement No 300034/LD/0 have not been changed and remain in force.



For Lessor                                For Lessee

/s/ Martin M. Kok                         [SIGNATURE APPEARS HERE]
--------------------------                -----------------------------
Martin M. Kok                             Dennis H. Depenbusch
General Manager                           Managing Director

[SIGNATURE APPEARS HERE]                  BANKOMAT 24/EURONET Sp. z o.o.
--------------------------
Wim Steenkamer                            DIREKTOR - POLSKA
Director Finance and Administration       Dennis Depenbusch

[LOGO OF ING LEASE APPEARS HERE]


   ING LEASE POLSKA                 ANEKS No. 1
                         do UMOWY LEASINGU OPERACYJNEGO
                        Nr 300034/LD/0 z dnia 13/06/1997

sporzadzony w Warszawie dnia 16 czerwca 1997 przez i pomiedzy:

ING Lease (Polska) Sp. z o.o.
adres: 00-688 Warszawa, ul. Emilii Plater 28, reprezentowana przez:
Martina M. Koka - Dyrektora Generalnego
Wima Steenkamera - Dyrektora Finansowego i Administracyjnego zwana dalej Leasingodawca.
a
Bankomat 24/Euronet Sp. z o.o.
adres: 00-697 Warszawa, Al. Jerozolimskie 65/79, reprezentowana przez:
Dennis H. Depenbusch - Dyrektor Zarzadzajacy zwana dalej Leasingobiorca


1. Na skutek wzrostu wartosci przedmiotu leasingu, umowa zostaje zmieniona jak nastepuje:

a) Poczawszy od lipca 1997 miesieczne oplaty leasingowe zostaja podwyzszone i sa nastepujace:
      dla pierwszych 3 miesiecy DEM 0.00;
      dla nastepnych 9 miesiecy DEM 24.395,32;
      dla nastepnych 12 miesiecy DEM 27.231,98;
      dla nastepnych 36 miesiecy DEM 31.203,31

(bez podatku VAT) platne 15-ego dnia kazdego kolejnego miesiaca (60 platnosci).

b) Szacunkowa wartosc rynkowa zostaje zmieniona i wynosi DEM 27.150,05 (slownie: dwadziescia siedem tysiecy sto piecdziesiat i 05/100 marek niemieckich) - netto.

Wszystkie wyzej wymienione kwoty platne w zlotych zgodnie z Umowa.

2. Wszystkie pozostale warunki Umowy Leasingu Operacyjnego nr 300034/LD/0 zostaja nie zmienione i postaja w mocy.

Za Leasingodawce                             Za Leasingobiorce

/s/ Martin M. Kok                            [SIGNATURE APPEARS HERE]
----------------------------                 ----------------------------
Martin M. Kok                                Dennis H. Depenbusch
Dyrektor Generalny                           Dyrektor Zarzadzajacy


[SIGNATURE APPEARS HERE]                     BANKOMAT 24/EURONET Sp. z o.o.
----------------------------
Wim Steenkamer                               DIREKTOR - POLSKA
Dyrektor Finansowy i Administrracyjny        Dennis Depenbusch

[LOGO OF ING LEASE APPEARS HERE]


ING LEASE POLSKA



     Dated 16th of June, 1997



                    SALE AND OPERATING LEASEBACK AGREEMENT
                    --------------------------------------

                                No 300029/LB/0
                                --------------

[LOGO OF ING LEASE APPEARS HERE]

ING LEASE POLSKA


                     SALE AND OPERATING LEASEBACK AGREEMENT
                     --------------------------------------

No:     300029/LD/0

("Agreement") executed in Warsaw on June 16, 1997 by and between:

ING Lease (Polska) Spotka z ograniczona odpowiedzialnoscia having its seat in Warsaw, ul. Emilii Plater 28, hereinafter referred to as the "lessor", represented by:

Martin M. Kok, General Manager; and

Wim Steenkamert, Director Finance and Administration;

and

Bankomat 24 / Euronet Spoka z ograniczona odpowiedzialnoscia, having its seat in Warsaw, at Al. Jerozolimskie 65/79, hereinafter referred to as the "lessee", represented by:

Dennis H. Depenbusch, Managing Director.


 WHEREAS, on June 10, 1997, the parties entered into a Master Lease Agreement
 ----------------------------------------------------------------------------

                          ("Master Lease Agreement"):
                          ---------------------------

THE PARTIES DECLARE TO HAVE AGREED AS FOLLOWS:
----------------------------------------------
1.      General provisions
        ------------------

1.1. Subject to the terms and conditions set forth in this Agreement, the Master Lease Agreement and other Lease Documents the lessor hereby agrees to purchase from the lessee and make available on lease to the lessee the lease object selected by the lessee and described in Clause 2 below and the lessee hereby agrees to sell to the lessor the lease object and accept from the lessor such lease object on lease.

1.2 The lessee hereby acknowledges that it has read and is in full agreement with all the provisions of the General Conditions of Sale and Operating Leaseback of ING Lease (Polska) Sp. z o.o. annexed to this Agreement ("General Conditions") and hereby agrees that the General Conditions apply to and form part of this Agreement as if the same were set out in extenso herein, subject to the exceptions and revisions stipulated in Clause 8.2 below. The parties agree that in the event of a conflict between the provisions of the General Conditions and the provisions of this Agreement, the provisions of this Agreement shall prevail.

1.3 The term "zloty equivalent" as used in this Agreement shall be construed as the zloty (PLN) equivalent of the German mark (DEM) according to the exchange rate of ING Bank N.V. Warsaw Branch for the sale of German marks. In the event that the German mark ceases to be the lawful currency (legal tender) of Germany and is replaced by the EURO, then the "zloty equivalent" shall be the zloty equivalent of the EURO (according to the above

[LOGO OF ING LEASE APPEARS HERE]          Sale and Operating Leaseback Agreement
                                                                          Page 2

ING LEASE POLSKA


        mentioned rate of exchange) and the German mark amounts set out in this Agreement shall be converted from the German marks to the EURO according to the officially binding conversion rate; such replacement of the German mark by the EURO shall not be a reason fort the early termination, annulment, renouncement or other cancellation of this Agreement or of any revision of this Agreement or any prepayment of any amount due under this Agreement unless explicitly agreed in writing by the Parties.

1.4. The lessee hereby declares that the lease object and the supplier of the lease object, described in Clause 2 below, have been selected and assessed by it and the lease object fully corresponds to its intended use at the lessee's business.

1.5 This Agreement shall come into effect subject to the collective fulfilment of all of the following conditions:

(i) the lessee has property created the security required in Clause 5 below, and

(ii)    the sale contract of the lease object has been concluded.

        This Agreement shall enter into force on the day when the last of all the conditions listed in the preceding sentence is satisfied.

2.      Lease object
        ------------

2.1.    Description of the lease object:

        Bankomats (ATMs)(see attached invoice Appendix 4)

2.2     Supplier (to the lessee) of the lease object:
        IBM World Trade Corp.
        Old Orchard Road, Armonak, New York 10504, USA or
        NCR Central and Eastern Europe GmbH
        Ulmer Strasse 160
        86156 Augsburg, Germany.


2.3     Purchase Price:
        PLN 3,201,482.36 (three million two hundred one thousand four hundred eighty two and 36/100 zlotys) [the zloty equivalent of DEM 1,722,152.96 (one million seven hundred twenty two thousand one hundred fifty two and 96/100 German Mark) calculated on the date of signing of this agreement]
        - exclusive of VAT.

2.4     The estimated market value.

        The zloty equivalent of DEM 34,443.06 (thirty four thousand four hundred forty three and 06/100 German Mark) calculated on the date of elapse of the basic lease period, or on the date of expiration or termination of this Agreement as the case may be -- exclusive of VAT

2.5.    The lease object shall be used at:      to be specified by the Lessee.

                                          Sale and Operating Leaseback Agreement
                                                                          Page 3

[LOGO OF ING LEASE APPEARS HERE]

ING LEASE POLSKA


3.      Lease period
        ------------

        The lease under this Agreement is entered into for a fixed period of 60 (sixty) months, commencing on the date of the entering of this Agreement into force.

4.      Lessee's payments
        -----------------

4.1 Subject to section 4.4 below, the lessee hereby agrees to make to the lessor the following payments in accordance with the relevant provisions of the General Conditions and the Master Lease Agreement:

(a)     The following monthly lease payments:
        for the first 3 months DEM 0.00,
        for the next 9 months DEM 31,041.70,
        for the next 12 months DEM 34,460.79,
        for the next 36 months DEM 39,589.42.

        The lease payments shall be made in arrears.

        The lease payments are calculated on the basis of than DEM interbank interest rates as at March 19, 1997. Should the interbank interest rate change on a drawdown date, the lease payments will be changed accordingly.

        Each of the payments is to be made in PLN being an equivalent of the relevant amount in DEM, calculated on the date of issuing of an invoice.

4.2.    The first lease payment is due and payable on 15 July 1997

        Each consecutive lease payment is due and payable on the 15 day of each month.

4.3 The lessee shall make all payments required under this Agreement to the lessor's bank account at ING Bank N.V. Warsaw Branch, No.
        18000005-27901, or any other bank account designated by the lessor to the lessee in writing.

4.4 Value added tax shall be added to each of the purchase price, the initial payment and the lease payment. The lessee declares that it is a registered payer of value added tax and its Tax Identification Number
        (NIP): 526-10-30-333 and that it irrevocably authorizes the lessor to issue during the entire lease period VAT invoices without the signature of an authorized representative of the lessee and, if for any reason any new authorization is required or needed in this respect, it agrees to promptly deliver such new authorization to the lessor.

5.      Security
        --------
The timely and complete satisfaction of the lessee's obligations under this Agreement, the General Conditions and other Lease Documents shall be secured

 (a) as stipulated in Article VII of the Master Lease Agreement and

                                          Sale and Operating Leaseback Agreement
                                                                          Page 4
[LOGO OF ING LEASE APPEARS HERE]

ING LEASE POLSKA



  (b) by a blank promissory note issued by the Lessee in favour of Lessor together with a promissory note declaration in the form and substance of Appendix No. 3 to this Agreement.

  6.   Insurance
       ---------

       The lessee shall insure the lease object pursuant to Clause 9.5 of the General Conditions.

  7.   Reporting obligations of the Lessee
       -----------------------------------

       The Lessee shall submit the financial documents to the Lessor as stipulated in the Master Lease Agreement.

  8.   Final provisions
       ----------------

  8.1  The following Appendices hereto are an integral part of this Agreement:

  (a)  Appendix No. 1 General Conditions of Sale and Operating Leaseback of ING
                      Lease (Polska) Sp. z o.o.;

  (b)  Appendix No. 2 A blank promissory note declaration issued by BANKOMAT 24
                      / EURONET SP. Z O.O.

  (c)  Appendix No. 3 Guarantee issued by EURONET SERVICES Inc., a Delaware
                     Corporation, traded on the USA Nasdaq under symbol "EEFT" with annexed Blocked Deposit Account Agreement;

  (d)  Appendix No. 4 Invoice No. 700064 - description of the Lease Object


  8.2 This Agreement, together with the provisions of the General Conditions and the other Lease Documents, constitutes the entire agreement and understanding between the parties as to the subject matter thereof. For the avoidance of doubt, the parties hereby confirm that at the date of this Agreement they are not in agreement with each other as to the sale or other transfer of title to the lease object to the lessee during or after the lease period. To any matter not regulated by this Agreement the provisions of the General Conditions shall apply. The parties agree to the exceptions and revisions in the General Conditions:

  Clause 1           -The parties agree that the term "Lease Documents"
   shall also include the Master Lease Agreement"

  Clauses
  3.5(a)
  3.5(b)
  3.5(c)             - not applicable

  Clause 6.1         - the parties agree that the ATMs will be affixed
                     to real estate where site agreements confirm that the landowner has no title to ATM's

[LOGO OF ING LEASE APPEARS HERE]

                                          Sale and Operating Leaseback Agreement
                                                                          Page 5

ING LEASE POLSKA



Clause 6.3       - the parties agree that only the registration number to be provided to the Lessor.

Clause 8.1       - the parties agree that the leased objects will be used
                 exclusively by the Lessee except for the use by third parties in the normal usage of the machine.

Clause 8.2       - the parties agreed to the Territory of Poland, as long as the
                 Lessor is notified of exact location.

Clause 8.3       - at the end the following phrase shall be added: "except as it relates to it intended use".

Clauses 9.2
and 9.3 - added: "the Lessee will provide the Lessor with the name and address of a maintenance company.

Clause 9.3,
9.4, & 9.5       - the parties agree that the Lessee has the right to choose the insurer, with the approval of the Lessor.

Clause 9.5 (d)   - the parties agree that Lessee may renew it's insurance
                 contracts on an annual basis.

Clause 9.5 (e)   - added: "the Lessor will be the sole beneficiary with respect to the lease objects in question".

Clause 9.6       - the parties agree that since notice of cancellation from the
                 Lessee's insurance company is required notification of every insurance payment is not required.

Clause 9.7       - the parties agree that minor repairs of card readers will be deemed normal maintenance.

Clause 9.9 (b)   - replaced with: "the aggregate of all principal portions of the remaining part of the entire lease period and the estimated market value.

Clause 10        - excluded.

Clause 11        - the parties agree this clause will be in force only after 7
                 (seven) working days after the occurrence of any of the events referred therein.

Clause 13.1      - added: "Unless in the reasonable opinion of the lessor an immediate inspection is necessary. Such inspection will not interfere with the normal operation of the lease object.

Clause 14        - the parties agree that the amounts of the offered lease
                 payments should not excess current market rates.

                                          Sale and Operating Leaseback Agreement
                                                                          Page 6

[LOGO OF ING LEASE APPEARS HERE]

ING LEASE POLSKA



Clause 16          - the parties agree that the Lessor may require additional security upon the accurence of any of the events listed in Clause 11.1 of the General Conditions.

Clause 16 (I)
and (J)            - removed.


8.3  Any amendments to this Agreement shall not be valid unless made in writing.

8.4 This Agreement and the Appendices hereto have been executed in four originals: two in Polish and two in English, one of each language version for each party. In the event of any discrepancy between the Polish and English version, the English version shall prevail. The lessee hereby acknowledges that it has read and fully understands the English version of this Agreement and of all Appendices, including the General Conditions.


     For the Lessor:                          For the lessee:


     /s/ Martin M. Kok                        /s/ Dennis H. Depenbush
     -----------------------                  ------------------------
     Martin M. Kok                            Dennis H. Depenbush
     General Manager                          Managing Director



     /s/ Wim Steenkamer
     -----------------------
     Wim Steenkamer
     Director Finance and Administration
                                              [COMPANY STAMP APPEARS HERE]

                                              [company stamp]

[LOGO OF ING LEASE APPEARS HERE]

ING LEASE POLSKA

[LOGO OF ING LEASE POLSKA APPEARS HERE]

ING LEASE POLSKA



      Dated 17th of June, 1997





                            OPERATING LEASE AGREEMENT
                            -------------------------

                                 No 300065/LD/0
                                 --------------

[LOGO OF ING LEASE POLSKA APPEARS HERE]

ING LEASE POLSKA



                            OPERATING LEASE AGREEMENT
                            -------------------------

 No.:  300065/LD/0

 ("Agreement") executed in Warsaw on June17, 1997 by and between:

 ING Lease (Polska) Spolka z ograniczona odpowiedzialnoscia having its seat in Warsaw, ul. Emilii Plater 28, hereinafter referred to as the "lessor", represented by:

 Wim Steenkamer, Director Finance and Administration; and

 Krzysztof Bielecki, Sales and Marketing Director.

 and

 Bankomat 24 / Euronet Spolka z ograniczona odpowiedzialnoscia having its seat in Warsaw, al. Jerozolimskie 65/79, hereinafter referred to as the "lessee", represented by:

 Dennis H. Depenbusch, Managing Director.

 WHEREAS, on June 10, 1997, the parties entered into a Master Lease Agreement
 ----------------------------------------------------------------------------
       ("Master Lease Agreement")
       --------------------------

 THE PARTIES DECLARE TO HAVE AGREED AS FOLLOWS:
 ---------------------------------------------

 1.    General provisions
       ------------------

 1.1. Subject to the terms and conditions set forth in this Agreement, the Master Lease Agreement and other Lease Documents, the lessor hereby agrees to purchase and make available on lease to the lessee the lease object selected by the lessee and described in Clause 2 below and the lessee hereby agrees to accept from the lessor such lease object on lease.

 1.2 The lessee hereby acknowledges that it has read and is in full agreement with all the provisions of the General Conditions of the Operating Lease of ING Lease (Polska) Sp. Z o.o. annexed to this Agreement ("General Conditions") and hereby agrees that the General Conditions apply to and form part of this Agreement as if the same were set out in extenso herein subject to the exceptions and revisions stipulated in Clause 8.2 below. The parties agree that in the event of a conflict between the provisions of the General Conditions and the provisions of this Agreement, the provisions of this Agreement shall prevail.

 1.3 The term "zloty equivalent" as used in this Agreement shall be construed as the zloty (PLN) equivalent of the German mark (DEM) according to the exchange rate of ING Bank N.V. Warsaw Branch for the sale of German mark. In the event that the German mark ceases to be the lawful currency (legal tender) of Germany and is replaced by the EURO, then the "zloty equivalent"

                                                       Operating Lease Agreement
                                                                          Page 2


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ING LEASE POLSKA




        shall be the zloty equivalent of the EURO (according to the above mentioned rate of exchange) and the German mark amounts set out in this Agreement shall be converted from the German mark to the EURO according to the officially binding conversion rate; such replacement of the German mark by the EURO shall not be a reason for the termination, annulment, renouncement or other cancellation of this Agreement or of any revision of this Agreement or any prepayment of any amount due under this Agreement unless explicitly agreed in writing by the Parties.

 1.4. The lessee hereby declares that the lease object and the supplier of the lease object, described in Clause 2 below, have been selected and assessed by it and the lease object fully corresponds to its intended use at the lessee's business.

 1.5. This Agreement shall come into effect subject to the collective fulfillment of all the following conditions:

        (ii) the lessee has properly created the security required in Clause 5 below; and

        (ii) the sale contract of the lease object has been concluded.

        This Agreement shall come into effect on the day when the final of all the conditions listed in the preceding sentence is satisfied,

 2.     Lease object

 2.1.   Description of the lease object:
        30 Bankomats (ATMs):

        - 10 pieces NCR banking machines
        Type: 5684-0101-7490, serial numbers:      32476805
                                                   32476823
                                                   32476824
                                                   32476825
                                                   32476828
                                                   32476850
                                                   32476873
                                                   32476874
                                                   32476875
                                                   32476876

        - 10 pieces NCR banking machines
        Type: 5670-0101-7490 GAA, serial numbers:  32480308
                                                   32480364
                                                   32480365
                                                   32480366
                                                   32480367
                                                   32480368
                                                   32480369
                                                   32480370

                                                       Operating Lease Agreement
                                                                          Page 3


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ING LEASE POLSKA
                                                    32480371
                                                    32480372

       -10 pieces NCR banking machines
       Type: 5670-0101-7490, serial numbers:        32480408
                                                    32480447
                                                    32480448
                                                    32480449
                                                    32480450
                                                    32480451
                                                    32480452
                                                    32480453
                                                    32480454
                                                    32480455


 2.2   Supplier of the lease object:
       NCR Central and Eastem Europe GmbH
       Ulmer Strasse 160
       86156 Augsburg
       Garmany

 2.3 The lessee hereby agrees to take delivery of the lease object from the supplier described above in accordance with the conditions agreed separately by the lessee and the supplier.

 2.4   The initial value:
       The amount of PLN 1,887,806.82 (one million eight hundred eighty seven thousand eight hundred and six and 82/100 Polish Zlotys), which is an equivalent of DEM 1,015,495.87 (one million fifteen thousand four hundred ninety five and 87/100 German marks) according to exchange rate
       (buy) of ING Bank Warsaw of 16/06/1997.

 2.5   The estimated market value:

       The zloty equivalent of DEM 20,309.92 (twenty thousand three hundred nine and 92/100 German mark) calculated on the date of elapse of the basic lease period, or on the date of expiration or termination of this Agreement as the case may be exclusive of VAT.

 2.6   The lease object shall be initially located at:
       to be specified by Lessee.

 3.    Basic lease period
       ------------------

       The lease under this Agreement is entered into for a fixed period of 60 (sixty) months, commencing on the date of signing of the Record of Delivery and Acceptance (as defined in the General Conditions) by the lessee and the supplier.

                                                       Operating Lease Agreement
                                                                          Page 4


[LOGO OF ING LEASE APPEARS HERE]

ING LEASE POLSKA


 4.     Lessee's Payments
        -----------------

 4.1 Subject to Clause 4.4 below, the lessee hereby agrees to make to the lessor the following payments in accordance with the relevant provisions of the General Conditions and the Master Lease Agreement:

        (a)   The following monthly lease payments:
              for the first 3 months DEM 0.00
              for the next 9 months DEM 18,304.25
              for the next 12 months DEM 20,320.37
              for the next 36 months DEM 23,344.55


        The lease payments shall be made in arrears.

        The lease payments are calculated on the basis of then DEM interbank interest rates as at March 19, 1997. Should the interbank interest rate change on a drawdown date, the lease payments will be changed accordingly.

        Each of the payment is to be made in PLN being an equivalent of the relevant amount in DEM, calculated on the date of issuing of an invoice.

 4.2 The first lease payment is due and payable within 3 (three) month commencing as of the date of signing of the Record of Delivery and Acceptance.

        Each consecutive lease payment is due and payable each month on the day which corresponds in date to the day on which the Record of Delivery and Acceptance was signed.

 4.3 The lessee shall make all payments required under this Agreement to the lessor's bank account at ING Bank N.V. Warsaw Branch, No. 18000005-27901, or any other bank account designated by the lessor to the lessee in writing.

 4.4 Value added tax shall be added to each of the expense payment, the initial payment and the lease payment (except for the guarantee deposit). The lessee declares that it is a registered payer of value added tax and its Tax Identification Number (NIP) is: 526-10-30-333 and that it irrevocably authorizes the lessor to issue during the entire lease period VAT invoices without the signature of an authorized representative of the lessee and, if for any reason any new authorization is required or needed in this respect, it agrees to promptly deliver such new authorization to the lessor.


 5.     Security
        --------
The timely and complete satisfaction of the lessee's obligations under this Agreement, the General Conditions and other Lease Documents shall be secured

(a)  as stipulated in Article VII of the Master Lease Agreement and

                                                       Operating Lease Agreement
                                                                          Page 5

[LOGO OF ING LEASE APPEARS HERE]


ING LEASE POLSKA


(b) by a blanc promissory note issued by the Lessee in favor of Lessor together with a promissory note declaration in the form and substance of Appendix No. 3 to this Agreement


 6.     Insurance
        ---------

        The lessee shall insure the lease object pursuant to Clause 9.5 of the General Conditions. The equipment is insured for the benefit of the Lessor in the insurance company provided by the Lessee and approved by the Lessor


7.      Reporting obligations of the Lessee
        -----------------------------------

        The Lessee shall submit the financial documents to the Lessor as stipulated in the Master Lease Agreement.


8.      Final provisions
        ----------------

8.1     The following Appendices hereto are an integral part of this Agreement:
        (a) Appendix No. 1      General Conditions of Operating Lease of ING
                                Lease (Polska) Sp. z o.o.;

        (b) Appendix No.2       A blanc promissory note declaration issued by
                                BANKOMAT 24/EURONET SP. Z 0.0.

        (c) Appendix No.3       Guarantee issued by EURONET SERVICES Inc., A
                                Delaware corporation, traded on the USA Nasdaq under the symbol "EEFT" with annexed
                                Blocked Deposit Account Agreement.


8.2 This Agreement, together with the General Conditions and the other Lease Documents, constitutes the entire agreement and understanding between the parties as to the subject matter hereof. For the avoidance of doubt, the parties hereby confirm that at the date of this Agreement they are not in agreement with each other as to the sale or other transfer of title to the lease object to the lessee during or after the lease period. To any matter not regulated by this Agreement the provisions of the General Conditions shall apply. The parties agree to the exceptions and revisions in the General Conditions:

        Clause 1           -The parties agree that the term "Lease Documents"
         shall also include the Master Lease Agreement"

        Clauses
        3.5(a)
        3.5(b)
        3.5(d)       - not applicable

                                                       Operating Lease Agreement
                                                                          Page 6



[LOGO OF ING LEASE APPEARS HERE]


ING LEASE POLSKA




       Clause 6.1      -the parties agree that the ATMs will be affixed to real
                       estate where site agreements confirm that thelandowner has no title to ATM's.

       Clause 6.3      -the parties agree that only the registration number
                       to be provided to the Lessor.

       Clause 8.1      -the parties agree that the leased objects will be used
                       exclusively by the Lessee except for the use by third parties in the normal usage of the machine.

       Clause 8.2      -the parties agreed to the Territory of Poland, as
                       long as the Lessor is notified of exact location.

       Clause 8.3      -at the end the following phrase shall be added:
                       "except as it relates to it intended use".

       Clauses 9.2
       and 9.3 -added: "the Lessee will provide the Lessor with the name and address of a maintenance company.

       Clause 9.3,
       9.4, & 9.5      - the parties agree that the Lessee has the right to
                       choose the insurer, with the approval of the Lessor.

       Clause 9.5(d)   -the parties agree that Lessee may renew it's insurance
                       contracts on an annual basis.

       Clause 9.5 (e)  -added: "the Lessor will be the sole beneficiary with respect to the lease objects in question".

       Clause 9.6      -the parties agree that since notice of cancellation
                       from the Lessee's insurance company is required notification of every insurance payment is not required.

       Clause 9.7      -the parties agree that minor repairs of card readers
                       will be deemed normal maintenance.

       Clause 9.9 (b)  -replaced with: "the aggregate of all principal portions of the remaining part of the entire lease period and the estimated market value.

       Clause l0       -excluded.

       Clause 11       -the parties agree this clause will be in force only
                       after 7 (seven) working days after the occurrence of any of the events referred therein.

       Clause l3.1     -added: "Unless in the reasonable opinion of the lessor
                       an immediate inspection is necessary. Such inspection will not interfere with the normal operation of the lease object.

                                                       Operating Lease Agreement
                                                                         Page 7.


[LOGO OF ING LEASE APPEARS HERE]



ING LEASE POLSKA




       Clause l4     -the parties agree that the amounts of the offered
                     lease payments should not excess current market rates.

       Clause l6     -the parties agree that the Lessor may require additional
                     security upon the accurence of any of the events listed in Clause 11.1 of the General Conditions.

       Clause 16 (I)
       and (J)       -removed.



 8.3 Any amendments to this Agreement shall not be valid unless made in written form.


 8.4 This Agreement and the Appendices hereto have been executed in four originals: two in Polish and two in English, one of each language version for each party. In the event of any discrepancy between the Polish and English version, the English version shall prevail. The lessee hereby acknowledges that it has read and fully understands the English version of this Agreement and of all Appendices, including the General Conditions.


       For the lessor:                                  For the lessee:


       /s/ Wim Steenkamer                              /s/ Dennis H. Depenbush
       -----------------------                         -----------------------
       Wim Steenkamer                                  Dennis H. Depenbush
       Director Finance                                Managing Director
       and Administration



       /s/ Krzysztof Bielecki
       -----------------------
       Krzysztof Bielecki
       Sales and Marketing Director

                                                 [COMPANY STAMP
                                                 APPEARS HERE]

                                                 [company stamp]

[LOGO OF ING LEASE APPEARS HERE]

ING LEASE POLSKA

                           OPERATING LEASE AGREEMENT
                           -------------------------

No.: 300079/LD/0

("Agreement") executed in Warsaw on July 28, 1997 by and between:

ING Lease (Polska) Spolka z ograniczona odpowiedzialnoscia having its seat in Warsaw, ul. Emilii Plater 28, hereinafter referred to as the "lessor", represented by:

Martin M. Kok, General Manager; and

Del R. Chandler, Sales and Marketing Director.

and

Bankomat 24 / Euronet Spolka z ograniczona odpowiedzialnoscia having its seat in Warsaw, al. Jerozolimskie 65/79, hereinafter referred to as the "lessee", represented by:

Dennis H. Depenbusch, Managing Director.

WHEREAS, on June 10, 1997, the perties entered into a Master Lease Agreement
----------------------------------------------------------------------------
   ("Master Lease Agreement")
   --------------------------

THE PARTIES DECLARE TO HAVE AGREED AS FOLLOWS:
---------------------------------------------

1.   General provisions
     ------------------

1.1. Subject to the terms and conditions set forth in this Agreement, the Master Lease Agreement and other Lease Documents, the lessor hereby agrees to purchase and make available on lease to the lessee the lease object selected by the lessee and described in Clause 2 below and the lessee hereby agrees to accept from the lessor such lease object on lease.

1.2 The lessee hereby acknowledges that it has read and is in full agreement with all the provisions of the General Conditions of the Operating Lease of ING Lease (Polska) Sp. z o.o. annexed to this Agreement ("General Conditions") and hereby agrees that the General Conditions apply to and form part of this Agreement as if the same were set out in extenso herein subject to the exceptions and revisions stipulated in Clause 8.2 below. The parties agree that in the event of a conflict between the provisions of the General Conditions and the provisions of this Agreement, the provisions of this Agreement shall prevail.

1.3 The term "zloty equivalent" as used in this Agreement shall be construed as the zloty (PLN) equivalent of the German mark (DEM) according to the exchange rate of ING Bank N.V. Warsaw Branch for the sale of German mark. In the event that the German mark ceases to be the lawful currency (legal tender) of Germany and is replaced by the EURO, then the "zloty equivalent" shall be the zloty equivalent of the EURO (according to the above mentioned rate of exchange) and the German mark amounts set out in this Agreement shall be converted from the German mark to the EURO according to the

[LOGO OF ING LEASE APPEARS HERE]


                                                       Operating Lease Agreement
                                                                          Page 2


ING LEASE POLSKA


        officially binding conversion rate; such replacement of the German mark by the EURO shall not be a reason for the termination, annulment, renouncement or other cancellation of this Agreement or of any revision of this Agreement or any prepayment of any amount due under this Agreement unless explicitly agreed in writing by the Parties.

 1.4. The lessee hereby declares that the lease object and the supplier of the lease object, described in Clause 2 below, have been selected and assessed by it and the lease object fully corresponds to its intended use at the lessee's business.

 1.5 This Agreement shall come into effect subject to the collective fulfillment of all the following conditions:

        (ii) the lessee has properly created the security required in Clause 5 below; and

        (ii) the sale contract of the lease object has been concluded.

        This Agreement shall come into effect on the day when the final of all the conditions listed in the preceding sentence is satisfied.


 2.     Lease object
        ------------

 2.1.   Description of the lease object:
        10 Bankomats (ATMs):
        - 10 pieces of NCR bankomats
        Type: 5684-0101-7490 serial number: 32483122-131

 2.2    Supplier of the lease object:
        NCR
        Ulmerstrasse 160
        D-86155 Augsburg
        Germany

 2.3 The lessee hereby agrees to take delivery of the lease object from the supplier described above in accordance with the conditions agreed separately by the lessee and the supplier.

 2.4    The initial value:
        The amount of PLN 731,703.96 (seven hundred thirty one thousand seven hundred three 96/100 Polish Zlotys), which is an equivalent of DEM
        387.472.97 (three hundred eighty seven thousand four hundred seventy two German marks 97/100) according to exchange rate (buy) of I ING Bank Warsaw of 28/07/1997.

 2.5    The estimated market value:

        The zloty equivalent of DEM 7,749.46 (seven thousand seven hundred forty nine German mark 46/100) calculated on the date of elapse of the basic lease

                                                       Operating Lease Agreement
                                                                          Page 3

[LOGO OF ING LEASE APPEARS HERE]

ING LEASE POLSKA



        period, or on the date of expiration or termination of this Agreement as the case may be exclusive of VAT.

 2.6    The lease object shall be initially located at:
        to be specified by Lessee.

 3.     Basic lease period
        ------------------

        The lease under this Agreement is entered into for a fixed period of 60 (sixty) months, commencing on the date of signing of the Record of Delivery and Acceptance (as defined in the General Conditions) by the lessee and the supplier.

 4.     Lessee's Payments
        -----------------

 4.1 Subject to Clause 4.4 below, the lessee hereby agrees to make to the lessor the following payments in accordance with the relevant provisions of the General Conditions and the Master Lease Agreement:

        (a)  The following monthly lease payments:
             for the first 3 months DEM 0.00
             for the next 9 months DEM 7,020.24
             for the next 12 months DEM 7,836.55
             for the next 36 months DEM 8,979.38

        The lease payments shall be made in arrears.

        The lease payments are calculated on the basis of then DEM interbank interest rates as at March 19, 1997. Should the interbank interest rate change on a drawdown date, the lease payments will be changed accordingly.

        Each of the payment is to be made in PLN being an equivalent of the relevant amount in DEM, calculated on the date of issuing of an invoice.

 4.2 The first lease payment is due and payable within 3 (three) month commencing as of the date of signing of the Record of Delivery and Acceptance.

        Each consecutive lease payment is due and payable each month on the day which corresponds in date to the day on which the Record of Delivery and Acceptance was signed.

 4.3 The lessee shall make all payments required under this Agreement to the lessor's bank account at ING Bank N.V. Warsaw Branch, No.
        18000005-27901, or any other bank account designated by the lessor to the lessee in writing.

 4.4 Value added tax shall be added to each of the expense payment, the initial payment and the lease payment (except for the guarantee deposit). The lessee declares that it is a registered payer of value added tax and its Tax Identification Number (NIP) is: 526-10-30-333 and that it irrevocably authorizes the lessor to issue during the entire lease period VAT invoices without the signature of an authorized representative of the lessee and, if for any reason

[LOGO OF ING LEASE APPEARS HERE]


                                                       Operating Lease Agreement
                                                                          Page 4


ING LEASE POLSKA



        any new authorization is required or needed in this respect, it agrees to promptly deliver such new authorization to the lessor.

 5.     Security
        --------

        The timely and complete satisfaction of the lessee's obligations under this Agreement, the General Conditions and other Lease Documents shall be secured

        (a) as stipulated in Article VII of the Master Lease Agreement and

        (b) by a blanc promissory note issued by the Lessee in favor of Lessor together with a promissory note declaration in the form and substance of Appendix No. 3 to this Agreement.

 6.     Insurance
        ---------

        The lessee shall insure the lease object pursuant to Clause 9.5 of the General Conditions. The equipment is insured for the benefit of the Lessor in the insurance company provided by the Lessee and approved by the Lessor.

 7.     Reporting obligations of the Lessee
        -----------------------------------

        The Lessee shall submit the financial documents to the Lessor as stipulated in the Master Lease Agreement.

 8.     Final provisions
        ----------------

 8.1    The following Appendices hereto are an integral part of this Agreement:

        (a) Appendix No. 1      General Conditions of Operating Lease of ING
                                Lease (Polska) Sp. z o.o.;

        (b) Appendix No. 2      A blanc promissory note declaration issued by
                                BANKOMAT 24/EURONET SP. Z O.O.

        (c) Appendix No. 3      Guarantee issued by EURONET SERVICES Inc., A
                                Delaware corporation, traded on the USA Nasdaq under the symbol "EEFT" with annexed Blocked
                                Deposit Account Agreement.


 8.2 This Agreement, together with the General Conditions and the other Lease Documents, constitutes the entire agreement and understanding between the parties as to the subject matter hereof. For the avoidance of doubt, the parties hereby confirm that at the date of this Agreement they are not in agreement with each other as to the sale or other transfer of title to the lease object to the lessee during or after the lease period. To any matter not regulated by this Agreement the provisions of the General Conditions shall apply. The parties agree to the exceptions and revisions in the General Conditions:

                                                       Operating Lease Agreement
                                                                          Page 5

[LOGO OF ING LEASE APPEARS HERE]

ING LEASE POLSKA





       Clause I - The parties agree that the term "Lease Documents" shall also include the Master Lease Agreement"

       Clauses
       3.5(a)
       3.5(b)
       3.5(d)              - not applicable

       Clause 6.1          - the parties agree that the ATMs will be affixed to
                           real estate where site agreements confirm that the landowner has no title to ATM's.

       Clause 6.3          - the parties agree that only the registration number
                           to be provided to the Lessor.

       Clause 8.1          - the parties agree that the leased objects will be
                           used exclusively by the Lessee except for the use by
          in               third parties in the normal usage of the machine.

       Clause 8.2          - the parties agreed to the Territory of Poland, as
                           long as the Lessor is notified of exact location.

       Clause 8.3          - at the end the following phrase shall be added:
                           "except as it relates to it intended use".

       Clauses 9.2
       and 9.3 - added: "the Lessee will provide the Lessor with the name and address of a maintenance company.

       Clause 9.3,
       9.4, & 9.5          - the parties agree that the Lessee has the right to
                           choose the insurer, with the approval of the Lessor.

       Clause 9.5 (d)      - the parties agree that Lessee may renew it's
                           insurance contracts on an annual basis.

       Clause 9.5 (e)      - added: "the Lessor will be the sole beneficiary
                           with respect to the lease objects in question".

       Clause 9.6          - the parties agree that since notice of cancellation
                           from the Lessee's insurance company is required notification of every insurance payment is not required.

       Clause 9.7          - the parties agree that minor repairs of card
                           readers will be deemed normal maintenance.

       Clause 9.9 (b)      - replaced with: "the aggregate of all principal
                           portions of the remaining part of the entire lease period and the estimated market value.

       Clause l0           - excluded.

                                                       Operating Lease Agreement
                                                                          Page 6

[LOGO OF ING LEASE APPEARS HERE]

ING LEASE POLSKA



       Clause 11           - the parties agree this clause will be in force only
                           after 7 (seven) working days after the occurrence of any of the events referred therein,

       Clause l3.1         - added: "Unless in the reasonable opinion of the
                           lessor an immediate inspection is necessary. Such inspection will not interfere with the normal operation of the lease object.

       Clause l4           - the parties agree that the amounts of the offered
                           lease payments should not excess current market rates.

       Clause l6           - the parties agree that the Lessor may require
                           additional security upon the accurence of any of the events listed in Clause 11.1 of the General
                           Conditions,

       Clause 16 (I)
       and (J)     - removed.


 8.3 Any amendments to this Agreement shall not be valid unless made in written form.

 8.4 This Agreement and the Appendices hereto have been executed in four originals: two in Polish and two in English, one of each language version for each party. In the event of any discrepancy between the Polish and English version, the English version shall prevail. The lessee hereby acknowledges that it has read and fully understands the English version of this Agreement and of all Appendices, including the General Conditions.



For the lessor:                                  For the lessee:

/s/ Martin M. Kok
------------------------                         -------------------------
Martin M. Kok                                    Dennis H. Depenbush
General Manager                                  Managing Director



/s/ Del R. Chandler
----------------------------
Del R. Chandler
Sales and Marketing Director


                                                 [company stamp]

[LOGO OF ING LEASE POLSKA APPEARS HERE]

ING LEASE POLSKA


                           OPERATING LEASE AGREEMENT
                           -------------------------

 No.:  300092/LD/0

("Agreement") executed in Warsaw on September 17, 1997 by and between:

ING Lease (Polska) Spolka z ograniczona odpowiedzialnoscia having its seat in Warsaw, ul. Emilii Plater 28, hereinafter referred to as the "lessor", represented by:

Martin M. Kok, General Manager; and

Del R. Chandler, Sales Director Corporate Market;

and

Bankomat 24 / Euronet Spolka z ograniczona odpowiedzialnoscia having its seat in Warsaw, al. Jerozolimskie 65/79, hereinafter referred to as the "lessee", represented by:

Dennis H. Depenbusch, Managing Director.

WHEREAS, on June 10, 1997, the parties entered into a Master Lease Agreement
----------------------------------------------------------------------------
       ("Master Lease Agreement")
       --------------------------

THE PARTIES DECLARE TO HAVE AGREED AS FOLLOWS:
---------------------------------------------

1.    General provisions
      ------------------

1.1. Subject to the terms and conditions set forth in this Agreement, the Master Lease Agreement and other Lease Documents, the lessor hereby agrees to purchase and make available on lease to the lessee the lease object selected by the lessee and described in Clause 2 below and the lessee hereby agrees to accept from the lessor such lease object on lease.

1.2 The lessee hereby acknowledges that it has read and is in full agreement with all the provisions of the General Conditions of the Operating Lease of ING Lease (Polska) Sp. z o.o. annexed to this Agreement ("General Conditions") and hereby agrees that the General Conditions apply to and form part of this Agreement as if the same were set out in extenso herein subject to the exceptions and revisions stipulated in Clause 8.2 below. The parties agree that in the event of a conflict between the provisions of the General Conditions and the provisions of this Agreement, the provisions of this Agreement shall prevail.

1.3 The term "zloty equivalent" as used in this Agreement shall be construed as the zloty (PLN) equivalent of the German mark (DEM) according to the exchange rate of ING Bank N.V. Warsaw Branch for the sale of German mark. In the event that the German mark ceases to be the lawful currency (legal
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       tender) of Germany and is replaced by the EURO, then the "zloty equivalent" shall be the zloty equivalent of the EURO (according to the above mentioned rate of exchange) and the German mark amounts set out in this Agreement shall be converted from the German mark to the EURO according to officially binding conversion rate; such replacement of the German mark by the EURO shall not be a reason for the termination, annulment, renouncement or other cancellation of this Agreement or of any revision of this Agreement any prepayment of any amount due under this Agreement unless explicitly agreed in writing by the Parties.

 1.4. The lessee hereby declares that the lease object and the supplier of the lease object, described in Clause 2 below, have been selected and assessed by it and the lease object fully corresponds to its intended use at the lessee's business.

 1.5 This Agreement shall come into effect subject to the collective fulfillment of the following conditions:

       (ii) the lessee has properly created the security required in Clause 5 below; and

       (ii)   the sale contract of the lease object has been concluded.

       This Agreement shall come into effect on the day when the final of all the conditions listed in the preceding sentence is satisfied,

 2.    Lease object
       ------------

 2.1.  Description of the lease object:
       15 Bankomats (ATMs):
       Type:  4789/004, serial number: 71-11937
                                       71-11938
                                       71-11940
                                       71-11941
                                       71-11942
                                       71-11943
                                       71-11944
                                       71-11945
                                       71-11946
                                       71-11947
                                       71-11948
                                       71-11949
                                       71-11951
                                       71-11955
                                       71-11956


 2.2   Supplier of the lease object:
       IBM World Trade Corp.
       Old Orchard Road, Armonk,
       New York 10504, USA
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 2.3   The lessee hereby agrees to take delivery of the lease object from the supplier described above in accordance with the conditions agreed separately by the lessee and the supplier.

 2.4   The initial value:
       The amount of PLN 1,178,997.20 (one million one hundred seventy eight thousand nine hundred ninety seven 20/100 Polish Zlotys), which is an equivalent of DEM 610,404.97 (six hundred ten thousand four hundred four and 97/100 German marks) according to exchange rate (buy) of I ING Bank Warsaw of 17/09/1997.

 2.5   The estimated market value:

       The zloty equivalent of DEM 12,208.10 (twelve thousand two hundred eight and 92/100 German mark) calculated on the date of elapse of the basic lease period, or on the date of expiration or termination of this Agreement as the case may be exclusive of VAT.

 2.6   The lease object shall be initially located at:
       to be specified by Lessee.

 3.    Basic lease period
       ------------------

       The lease under this Agreement is entered into for a fixed period of 60 (sixty) months, commencing on the date of signing of the Record of Delivery and Acceptance (as defined in the General Conditions) by the lessee and the supplier.

 4.    Lessee's Payments
       -----------------

 4.1 Subject to Clause 4.4 below, the lessee hereby agrees to make to the lessor the following payments in accordance with the relevant provisions of the General Conditions and the Master Lease Agreement:

       (a)    The following monthly lease payments:
              for the first 3 months  DEM 0.00
              for the next 9 months   DEM 10,969.43
              for the next 12 months  DEM 12,244.94
              for the next 36 months  DEM 14,030.66

       The lease payments shall be made in arrears.

       The lease payments are calculated on the basis of the DEM interbank interest rates as at March 19, 1997. Should the interbank interest rate change on a drawdown date, the lease payments will be changed accordingly.

       Each of the payment is to be made in PLN being an equivalent of the relevant amount in DEM, calculated on the date of issuing of an invoice.
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 4.2   The first lease payment is due and payable within 3 (three) month commencing as of the date of signing of the Record of Delivery and Acceptance.

       Each consecutive lease payment is due and payable each month on the day which corresponds in date to the day on which the Record of Delivery and Acceptance was signed.

 4.3 The lessee shall make all payments required under this Agreement to the lessor's bank account at ING Bank N.V. Warsaw Branch, No. 18000005-27901, or any other bank account designated by the lessor to the lessee in writing.

 4.4 Value added tax shall be added to each of the expense payment, the initial payment and the lease payment (except for the guarantee deposit). The lessee declares that it is a registered payer of value added tax and its Tax Identification Number (NIP) is: 526-10-30-333 and that it irrevocably authorizes the lessor to issue during the entire lease period VAT invoices without the signature of an authorized representative of the lessee and, if for any reason any new authorization is required or needed in this respect, it agrees to promptly deliver such new authorization to the lessor.


 5.    Security
       --------

 The timely and complete satisfaction of the lessee's obligations under this Agreement, the General Conditions and other Lease Documents shall be secured

 (a) as stipulated in Article VII of the Master Lease Agreement and

 (b) by a blanc promissory note issued by the Lessee in favor of Lessor together with a promissory note declaration in the form and substance of Appendix No. 3 to this Agreement.


 6.    Insurance
       ----------

       The lessee shall insure the lease object pursuant to Clause 9.5 of the General Conditions. The equipment is insured for the benefit of the Lessor in the insurance company provided by the Lessee and approved by the Lessor.


 7.    Reporting obligations of the Lessee
       -----------------------------------

       The Lessee shall submit the financial documents to the Lessor as stipulated in the Master Lease Agreement.
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 8.    Final provisions
       ----------------

 8.1   The following Appendices hereto are an integral part of this Agreement:

       (a) Appendix No. 1      General Conditions of Operating Lease of ING
                               Lease (Polska) Sp. z o.o.;

       (b) Appendix No.2       A blanc promissory note declaration issued by
                               BANKOMAT 24/ EURONET SP. Z O.O.

       (c) Appendix No.3       Guarantee issued by EURONET SERVICES Inc., A
                               Delaware corporation, traded on the USA Nasdaq under the symbol "EEFT" with annexed Blocked
                               Deposit Account Agreement.


 8.2 This Agreement, together with the General Conditions and the other Lease Documents, constitutes the entire agreement and understanding between the parties as to the subject matter hereof. For the avoidance of doubt, the parties hereby confirm that at the date of this Agreement they are not in agreement with each other as to the sale or other transfer of title to the lease object to the lessee during or after the lease period. To any matter not regulated by this Agreement the provisions of the General Conditions shall apply. The parties agree to the exceptions and revisions in the General
 Conditions:

       Clause 1             -The parties agree that the term "Lease Documents"
                             shall also include the Master Lease Agreement"

       Clauses
       3.5(a)
       3.5(b)
       3.5(d)               - not applicable

       Clause 6.1           - the parties agree that the ATMs will be affixed to
                            real estate where site agreements confirm that the landowner has no title to ATM's.

       Clause 6.3           - the parties agree that only the registration
                            number to be provided to the Lessor.

       Clause 8.1           - the parties agree that the leased objects will be
                            used exclusively by the Lessee except for the use by third parties in the normal usage of the machine.

       Clause 8.2           - the parties agreed to the Territory of Poland, as
                            long as the Lessor is notified of exact location.

       Clause 8.3           - at the end the following phrase shall be added:
                            "except as it relates to it intended use".
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       Clauses 9.2
       and 9.3              - added: "the Lessee will provide the Lessor with
                            the name and address of a maintenance company.

       Clause 9.3,
       9.4, & 9.5           - the parties agree that the Lessee has the right to
                            choose the insurer, with the approval of the Lessor.

       Clause 9.5(d)        - the parties agree that Lessee may renew it's
                            insurance contracts on an annual basis.

       Clause 9.5 (e)       - added: "the Lessor will be the sole beneficiary
                            with respect to the lease objects in question".

       Clause 9.6           - the parties agree that since notice of
                            cancellation from the Lessee's insurance company is required notification of every insurance payment is not required.

       Clause 9.7           - the parties agree that minor repairs of card
                            readers will be deemed normal maintenance.

       Clause 9.9 (b)       - replaced with: "the aggregate of all principal
                            portions of the remaining part of the entire lease period and the estimated market value.

       Clause 10            - excluded.

       Clause 11            - the parties agree this clause will be in force
                            only after 7 (seven) working days after the occurrence of any of the events referred therein.

       Clause l3.1          - added: "Unless in the reasonable opinion of the
                            lessor an immediate inspection is necessary. Such inspection will not interfere with the normal operation of the lease object.

       Clause l4            - the parties agree that the amounts of the offered
                            lease payments should not excess current market rates.

       Clause l6            - the paries agree that the Lessor may require
                            additional security upon the occurrence of any of the events listed in Clause 11.1 of the General
                            Conditions.

       Clause l6 (I)
       and (J)              - removed.



 8.3 Any amendments to this Agreement shall not be valid unless made in written form.
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 8.4   This Agreement and the Appendices hereto have been executed in four originals: two in Polish and two in English, one of each language version for each party. In the event of any discrepancy between the Polish and English version, the English version shall prevail. The lessee hereby acknowledges that it has read and fully understands the English version of this Agreement and of all Appendices, including the General Conditions.



       For the lessor:                       For the lessee:


       /s/ Martin M. Kok                     /s/ Dennis H. Depenbusch
       ------------------------              ------------------------------
       Martin M. Kok                         Dennis H. Depenbusch
       General Manager                       Managing Director

       /s/ Del R. Chandler
       -----------------------
       Del R. Chandler
       Sales Director Corporate Market               [company stamp]

                                                     BANKOMAT 24/ EURONET
                                                           Sp.z o.o
                                            00-697 W-wa, Al. Jerozolimskie 65/79
                                                tel: 630-68-70, fax: 630-68-72
                                                        NIP: 526-10-30-333